UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): October 29, 2004

Omega Protein Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14003	76-0562134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 St. James Place, Suite 550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 623-0060

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 29, 2004, Omega Protein Corporation (the “Company”) issued a news release reporting the Company’s earnings for the quarter ended September 30, 2004. For additional information regarding the Company’s third quarter 2004 earnings, please refer to the Company’s press release attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of business acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

99.1	Text of Press Release dated October 29, 2004, titled “Omega Protein Reports 7 Cents Per Share Third Quarter Profit”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: October 29, 2004.	/s/ John D. Held
John D. Held
Senior Vice President, General Counsel and Secretary